Call Option Agreement between
                        Ladsleigh Investments Limited and
                             eFunds Global.Com, Inc.

March 2, 2000

Ladsleigh Investments Limited (Ladsleigh) hereby sells eFunds Global.Com, Inc. (eFunds) a Call Option, in exchange for all accrued and future interest on the $2,850,000 Promissory Note between eVision USA.Com, Inc. (eVision) and Ladsleigh dated July 30, 1999 (Note) being forgiven and $250,000, with terms as described below:

Exercise Price      The total exercise price of the Call Option is $2,850,000.

Underlying          The Call Option's  underlying  securities are 100,000 shares
Securities          of Lil  Capital,  Inc.  (Lil) which  represents  one hundred percent (100%) of the issued and outstanding stock of Lil.

Anti-Dilutive       Ladsleigh  hereby agrees to not issue  additional  shares in
Provision           Lil and that  the  Underlying  Securities  will  remain  one hundred percent (100%) of the issued and outstanding stock of Lil.

Expiration          This Call  Option  expires in 10 years from the date of this agreement.

Loan Offset         Ladsleigh hereby agrees to offset the proceeds received from the exercise of this Call Option against the Note.

                    eFunds will retain all proceeds from the exercise of this Call Option until the Note has been fully repaid.

Escrow and          All  Underlying  Securities  will be held by and  pledged to
Pledge              eFunds tosecure the exercise of this Call Option.

Partial Exercise    eFunds has the right to partially  exercise the Call Option.
                    Ownership of the prevailing Underlying Securities will be transferred pro-rata to eFunds upon partial exercise. When required, quantities will be rounded up to the next smallest unit size.

                    If eFunds' exercising results in the Call Option being completely exercised, the remaining untransferred Underlying Securities will be transferred to eFunds.




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Further             Ladsleigh  hereby agrees that it will not cause Lil to enter
Commitments         into any further  commitments or  transactions;  or transfer any assets in or out of Lil, without the prior approval of eFunds.


For and on behalf of:



/s/ Robert A. Shandler
----------------------------------------
Ladsleigh Investments Limited

Agreed and accepted by:


/s/ Tony Chan
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eFunds Global.Com, Inc.